UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              COVALENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Date of Report (Date of earliest event reported): August 24, 2004

           Delaware                      0-21145               56-1668867
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
         incorporation                   Number)           Identification No.)

                         One Glenhardie Corporate Center
                                1275 Drummers Lane
                                    Suite 100
                                 Wayne, PA 19087
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)

                                 (610) 975-9533
                -------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.05. Costs Associated with Exit or Disposal Activities.

      On August 30, 2004, Covalent Group, Inc. issued a press release concerning certain exit activities. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Covalent Group, Inc. Press Release dated August 30, 2004


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2004

                                              COVALENT GROUP, INC.

                                              By: /s/ Lawrence R. Hoffman
                                                  -----------------------
                                                  Lawrence R. Hoffman
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

     Number                        Description
   ----------     --------------------------------------------------------

      99.1        Covalent Group, Inc. Press Release dated August 30, 2004